UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14C

__________________________________________

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

FALCON’S BEYOND GLOBAL, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1768 Park Center Drive
Orlando, FL 32835

To All Holders of Warrants of Falcon’s Beyond Global, Inc.:

We are writing to advise you that the holders of more than 50% of the outstanding publicly-held warrants (the “Warrants”) of Falcon’s Beyond Global, Inc. (the “Company”) have authorized the amendment of that certain second amended and restated warrant agreement, dated as of November 3, 2023 (the “Warrant Agreement”), by and between the Company, a Delaware corporation, and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as set forth in the amendment to the Warrant Agreement, dated as of November 15, 2024, between the Company and the Warrant Agent (the “Amendment”).

The Amendment provides for the mandatory exchange (the “Exchange”) of the Warrants for shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), at an exchange ratio of 0.25 shares of Class A Common Stock per Warrant (the “Exchange Ratio”), on October 6, 2028 (the “Exchange Date”). After the effective date of the Amendment and until the Exchange Date, the Warrants, as amended by the Amendment, will not be exercisable and the holders of the Warrants will have no further rights except to receive shares of Class A Common Stock at the Exchange Ratio on the Exchange Date. The Warrants, as amended by the Amendment, are expected to continue to be listed on Nasdaq until the Exchange Date, however we cannot assure you that we will be able to maintain the listing of the Warrants after the effective date of the Amendment. See “Risk Factors — The Exchange may result in the delisting of the Warrants from Nasdaq” for more information.

The Company’s board of directors approved the terms of the Exchange. This Information Statement constitutes notice of the Exchange in accordance with the terms of the Amendment and is first mailed to holders of record of the Warrants as of November 11, 2024 (the “Record Date”) on or about December 13, 2024. The amendment to the Warrant Agreement described herein will become effective on January 14, 2025, the next business day following the twentieth business day after the mailing of this Information Statement to the holders of the Warrants in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO ACTION IS REQUIRED BY YOU.

Questions regarding the Exchange may be directed to the Company, at the contact set forth in the section below entitled “Additional Information.”

By Order of the Board of Directors
/s/ Scott Demerau
Scott Demerau
Executive Chairman of the Board of Directors
December 13, 2024

1768 Park Center Drive

Orlando, FL 32835

INFORMATION STATEMENT

(dated December 13, 2024)

NO VOTE OR OTHER ACTION OF FALCON’S BEYOND GLOBAL, INC.’S
WARRANT HOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement has been filed by Falcon’s Beyond Global, Inc., a Delaware corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of the Company’s warrants (the “Warrants”) of record as of November 11, 2024 (the “Record Date”), to notify such holders that the holders of more than 50% of the publicly-held Warrants outstanding as of the Record Date have authorized the amendment of that certain second amended and restated warrant agreement, dated as of November 3, 2023 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as set forth in the amendment to the Warrant Agreement, dated as of November 15, 2024, by and between the Company and the Warrant Agent (the “Amendment”). The Amendment provides for the mandatory exchange (the “Exchange”) of the Warrants for shares of the Company’s Class A Common Stock par value $0.0001 per share (the “Class A Common Stock”), at an exchange ratio of 0.25 shares of Class A Common Stock per Warrant (the “Exchange Ratio”) on October 6, 2028 (the “Exchange Date”). After the effective date of the Amendment and until the Exchange Date, the Warrants, as amended by the Amendment, will not be exercisable and the holders of the Warrants will have no further rights except to receive shares of Class A Common Stock at the Exchange Ratio on the Exchange Date. The Warrants, as amended by the Amendment, are expected to continue to be listed on Nasdaq until the Exchange Date, however we cannot assure you that we will be able to maintain the listing of the Warrants after the effective date of the Amendment. See “Risk Factors — The Exchange may result in the delisting of the Warrants from Nasdaq” for more information.

The Company’s Board of Directors determined that the Exchange, including the Exchange Ratio, was advisable and fair and approved the terms of the Exchange. No dissenters’ rights with respect to the receipt of the written consents or under the Delaware General Corporation Law are afforded to the Warrant holders as a result of the adoption of the actions contemplated herein. Accordingly, your consent is not required and is not being solicited in connection with the foregoing.

The costs of furnishing this Information Statement will be borne by the Company.

BACKGROUND TO THE AMENDMENT

The Company’s predecessor is FAST Acquisition Corp. II, a Delaware corporation formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “SPAC”). On March 18, 2021, the SPAC consummated its initial public offering of units, with each unit consisting of one share of the SPAC’s Class A common stock and one-quarter of one redeemable warrant, and simultaneously with the consummation of the initial public offering the SPAC completed a private placement of warrants. The warrants issued by the SPAC in its initial public offering and simultaneous private placement were issued pursuant to the terms of, and governed by, a warrant agreement between the SPAC and Continental Stock Transfer & Trust Company dated as of March 15, 2021 (the “Original Warrant Agreement”).

On October 5, 2023, the Company consummated the first step of its initial business combination with the SPAC. In connection with the consummation of the business combination, the Original Warrant Agreement was amended and restated and the SPAC assigned to the Company, and the Company assumed, all of the SPAC’s right, title, and interest in and to the Original Warrant Agreement, as so amended, and the Original Warrant Agreement was further amended (the “Amended Original Warrant Agreement”).

On November 3, 2023, in connection with the automatic conversion of the Company’s outstanding 8.00% Series A Cumulative Convertible Preferred Stock (the “Preferred Stock”), the Company and the Warrant Agent entered into the Warrant Agreement (as defined above), pursuant to which the Amended Original Warrant Agreement was amended and restated to reflect the withdrawal and delisting of the Company’s shares of Preferred Stock following the automatic conversion of the Preferred Stock. In connection with the automatic conversion of the Preferred Stock, the Company’s outstanding Warrants became exercisable for 1.034999 shares of the Company’s Class A Common Stock.

On November 6, 2023, FAST Sponsor II LLC, a Delaware limited liability company and the SPAC’s Sponsor, net share exercised all of its private placement warrants (the “Sponsor Warrants”) on a cashless basis. The Company did not receive any cash proceeds in connection with the exercise of the Sponsor Warrants. Following this net share exercise of the Sponsor Warrants, the only Warrants issued and outstanding are the public warrants initially issued by the SPAC in its initial public offering.

On or about May 31, 2024, Dr. Georg Couturier, a beneficial owner of Warrants through Couturier Family LP, contacted the Company to explore solutions for removing the warrant overhang from the Company’s capital structure, which would potentially enhance the liquidity and performance of the Company’s Class A Common Stock. On or about June 7, 2024, Dr. Lance Kim, a beneficial owner of Warrants through Soteria Family LP, also contacted the Company to explore solutions for removing the warrant overhang from the Company’s capital structure. On September 13, 2024, Dr. Couturier proposed to the Company a potential exchange of Warrants for shares of the Company’s Class A Common Stock at an exchange ratio of 0.25. The proposed 0.25 exchange ratio was the result of discussions among the Company and Drs. Couturier and Kim and was based on (i) the Redemption Fair Market Value of the Class A Common Stock for a cashless redemption in 48 months, as set forth in Section 6.2 of the Amended Original Warrant Agreement and (ii) the recent trading prices for the Warrants and the shares of Class A Common Stock. Dr. Couturier proposed that such exchange be effected by amending the Warrant Agreement to provide for the mandatory exchange of all outstanding Warrants on October 6, 2028. Under Section 9.8 of the Warrant Agreement, the Warrant Agreement may be amended with the written consent of the registered holders of 50% of the number of the then outstanding publicly traded Warrants.

On October 16, 2024, the Company’s Board of Directors determined that the Exchange, including the Exchange Ratio, was advisable and fair and approved the terms of the Exchange and the issuance of the Class A Common Stock at the Exchange Ratio on the Exchange Date subject to receiving written consents of the holders of more than 50% of the publicly held Warrants outstanding as of the Record Date.

As of November 11, 2024, the Record Date, there were 5,198,420 Warrants outstanding. Pursuant to the Warrant Agreement, each outstanding Warrant is entitled to one vote on matters submitted for Warrant holder approval.

On November 15, 2024, the Company received executed written consents from the registered holders of 52.49% of publicly held Warrants outstanding as of the Record Date consenting to and approving the Amendment, constituting the requisite approval under the Warrant Agreement.

On November 15, 2024, the Company entered into the Amendment with the Warrant Agent, a copy of which is attached hereto as Annex A, to provide for the Exchange at the Exchange Ratio on the Exchange Date.

The Amendment will become effective on January 14, 2025 the next business day following the twentieth business day after the mailing of this Information Statement to the holders of the Warrants of record on November 11, 2024 in accordance with Rule 14c-2 under the Exchange Act (the “Effective Date”). After the Effective Date and until the Exchange Date, the Warrants, as amended by the Amendment, will not be exercisable and the holders of the Warrants will have no further rights except to receive shares of Class A Common Stock at the Exchange Ratio on the Exchange Date. The Warrants, as amended by the Amendment, are expected to continue to be listed on Nasdaq until the Exchange Date, however we cannot assure you that we will be able to maintain the listing of the Warrants after the Effective Date. See “Risk Factors — The Exchange may result in the delisting of the Warrants from Nasdaq” for more information. For a more detailed description of the Amendment, see the section below entitled “Amendment to the Warrant Agreement.”

After the Effective Date, the Exchange Ratio will be appropriately adjusted in the event of any stock dividend, stock split, consolidation, combination, reverse stock split, or reclassification of shares of Class A Common Stock or other similar event. On September 30, 2024, the Company’s Board of Directors declared a stock dividend of 0.2 shares of Class A Common Stock per share of Class A Common Stock outstanding, payable on December 17, 2024 to stockholders of record as of December 10, 2024. The Exchange Ratio will not be adjusted after the Effective Date to reflect the stock dividend declared on September 30, 2024.

The Company believes that the Exchange is advisable and fair will and that it will increase the chances that all Warrant holders would receive an economic benefit from their Warrants, improve the probability of economic accretion to the Company’s stockholders by reducing the potential dilutive impact of the Warrants, and simplify the Company’s capital structure, thereby providing the Company with more flexibility for financing its operations in the future.

AMENDMENT TO THE WARRANT AGREEMENT

The following summary describes certain material provisions of the Amendment. This summary is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Information Statement as Annex A. You are encouraged to carefully read the Amendment in its entirety for a more complete understanding of the Exchange.

As of November 11, 2024, the Record Date, there were 5,198,420 Warrants outstanding, which will be converted into approximately 1,299,605 shares of Class A Common Stock on the Exchange Date in accordance with the Amendment.

Pursuant to the Amendment, all of the then outstanding Warrants will be exchanged on the Exchange Date. If any holder of Warrants would otherwise be entitled to receive fractional shares in the Exchange, the number of shares of Class A Common Stock to be received will be rounded down to the nearest whole number. Pursuant to the Amendment, the Warrants may be exercised at any time after the date of this Information Statement and prior to the Effective Date. On and after the Effective Date, the Warrants may not be exercised and the registered holder of the Warrants will have no further rights except to receive shares of Class A Common Stock at the Exchange Ratio on the Exchange Date. After the Effective Date, the Exchange Ratio will be appropriately adjusted in the event of any stock dividend, stock split, consolidation, combination, reverse stock split, or reclassification of shares of Class A Common Stock or other similar event (provided, for the avoidance of doubt, that the Exchange Ratio will not be adjusted to reflect the stock dividend declared on September 30, 2024).

The Exchange will be made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) of the Securities Act. Under current interpretations of the staff of the Division of Corporation Finance of the U.S. Securities and Exchange Commission (the “SEC”), securities that are obtained in a Section 3(a)(9) exchange generally assume the same character (i.e. restricted or unrestricted) of the securities that have been surrendered. Accordingly, because the Warrants are freely transferrable except by persons who are considered to be the Company’s affiliates, as that term is defined under the Securities Act, the shares of Class A Common Stock you receive in the Exchange will be freely transferable, except by persons who are considered to be the Company’s affiliates, as that term is defined under the Securities Act. Any holder who is the Company’s affiliate at the time of the Exchange must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resales of the shares of Class A Common Stock, unless such sale or transfer is made pursuant to an exemption from such requirements.

The Company’s shares of Class A Common Stock are listed on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “FBYD,” and we expect that the shares of Class A Common Stock to be issued in the Exchange on the Exchange Date will be approved for listing on Nasdaq, subject to official notice of issuance.

RISK FACTORS

An investment in our securities carries substantial risks. You should carefully consider all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 29, 2024, our Quarterly Reports on Form 10-Q filed on May 16, 2024, August 13, 2024 and November 14, 2024, any subsequent Quarterly Report on Form 10-Q filed with the SEC, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, the trading in our securities may be adversely affected, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results.

The Exchange may result in the delisting of the Warrants from Nasdaq.

Following the effectiveness of the Amendment, the Warrants, as amended by the Amendment, will not be exercisable and the holders of the Warrants will have no further rights except to receive shares of Class A Common Stock at the Exchange Ratio on the Exchange Date. Nasdaq may take the position that the Warrants no longer bear the characteristics of warrants, and instead are rights to receive shares of Class A Common Stock, and we may be required to meet the initial listing requirements for rights on Nasdaq, which, among other things, requires a minimum number of round lot holders of the rights. We cannot assure you that we would be able to meet the initial listing requirements for rights on Nasdaq, and accordingly, our Warrants, as amended by the Amendment, may be delisted from Nasdaq.

If Nasdaq determines that the Warrants are no longer warrants and are instead rights to receive Class A Common Stock and we fail to meet the initial listing requirements for such rights on Nasdaq, the Warrants would be delisted from Nasdaq and we would apply to quote the rights to receive Class A Common Stock on the over-the-counter markets. If this were to occur, holders of Warrants could face significant consequences, including a limited availability of market quotations for the rights and reduced liquidity, which may reduce the trading price of the rights. As a result, if the Warrants are delisted from Nasdaq and the rights to receive Class A Common Stock are quoted on the over-the-counter markets, our Warrant holders may be unable to sell their rights at attractive prices or at all, and may be forced to hold the rights to receive Class A Common Stock until the Exchange Date.

There can be no assurance that we will be able to comply with the continued listing standards of Nasdaq.

Our continued eligibility for listing on Nasdaq depends on our ability to continue to meet Nasdaq’s listing standards, including the Company having a minimum bid price, level of publicly held shares, and market value. If Nasdaq delists our securities from trading on its exchange for failure to meet the listing standards, the Company and its stockholders could face significant material adverse consequences including:

•        a limited availability of market quotations for our securities;

•        a determination that our Class A Common Stock is a “penny stock,” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our Class A Common Stock;

•        a limited amount of analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

An active trading market for our Class A Common Stock may not be sustained, and you may not be able to resell your Class A Common Stock at the time when you want.

On the Exchange Date, holders of Warrants will receive shares of Class A Common Stock in exchange for their Warrants, with the number of shares received to be determined by the Exchange Ratio. Although our Class A Common Stock is listed on Nasdaq, an active trading market for our securities may not be sustained. In the absence of an active trading market for our Class A Common Stock, investors may be unable to sell the shares that they receive in the Exchange.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information with respect to the beneficial ownership of the Class A Common Stock and the Company’s Class B common stock, par value $0.0001 (the “Class B Common Stock” together with the Class A Common Stock, the “Common Stock”) as of November 15, 2024, for:

•        each person known to us to own beneficially 5% or more of our outstanding Common Stock;

•        each of our directors or director nominees;

•        each of our named executive officers; and

•        all of our directors and executive officers as a group.

As of November 15, 2024, there were 11,066,629 shares of Class A Common Stock and 96,346,617 shares of Class B Common Stock issued and outstanding. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities.

Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, such as upon the exercise of warrants held by such person or issuable pursuant to the vesting of restricted stock units held by such person. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Voting power represents the combined voting power of shares of Class A Common Stock and Class B Common Stock owned beneficially by such person. On all matters to be voted upon, holders of Class A Common Stock and Class B Common Stock will be entitled to cast one vote per share of on all matters to be voted on by stockholders. Generally, holders of all classes of common stock vote together as a single class.

Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock	% Ownership of Class A Common Stock	Number of Shares of Class B Common Stock	% of Ownership of Class B Common Stock	% of Total Voting Power
5% Holders
FAST Sponsor II LLC(2)	712,500	6.4%	—	0.0%	*
Infinite Acquisitions Partners LLC(3)	1,722,390	15.6%	43,169,787	44.8%	41.8%
Katmandu Ventures, LLC(4)	1,745,906	15.8%	26,388,415	27.4%	26.2%
CilMar Ventures, LLC, Series A(5)	—	0.0%	26,388,415	27.4%	24.6%
Tillman’s Corner Trust(6)	2,026,444	18.3%	—	0.0%	1.9%
Judith E. Demerau(7)	2,155,446	19.5%	—	0.0%	2.0%
Directors and Executive Officers of the Company
Scott Demerau	—	0.0%	—	0.0%	0.0%
Cecil D. Magpuri(5)	—	0.0%	26,388,415	27.4%	24.6%
Simon Philips(8)	947	*	—	0.0%	*
Joanne Merrill(9)	11,357	*	—	0.0%	*
Bruce A. Brown(10)	2,250	*	—	0.0%	*
Yvette Whittaker(11)	13,260	*	—	0.0%	*
David Schaefer(12)	13,260	*	—	0.0%	*
Sandy Beall	—	0.0%	—	0.0%	0.0%
Jarrett T. Bostwick	—	0.0%	—	0.0%	0.0%
Doug Jacob	—	0.0%	—	0.0%	0.0%
Gino P. Lucadamo	425,619	3.8%	—	0.0%	*
All directors and executive officers as a group (11 individuals)	466,693	4.2%	26,388,415	27.4%	25.0%

____________

*        Less than one percent

(1)      Unless otherwise noted, the business address of each person is c/o Falcon’s Beyond Global, Inc., 1768 Park Center Drive, Orlando, Florida 32835.

(2)      Represents the following securities held by the Sponsor: (i) 112,500 shares of Class A Common Stock initially issued as Earnout Shares pursuant to the Earnout Escrow Agreement which shares were earned and released to Sponsor from escrow following the filing of the 2023 Form 10-K and (ii) 600,000 Earnout Shares (after reflecting (x) 112,500 shares earned and 187,500 shares forfeited following the filing of the 2023 Form 10-K pursuant to the terms of the dated as of October 12, 2023 (the “Earnout Escrow Agreement”) between the Company, the earnout participants party thereto, and Continental Stock Transfer & Trust Company and (y) 262,500 shares forfeited by the Sponsor on September 30, 2024 which were originally held in escrow and would have been earned or forfeited based on certain milestones related to the EBITDA and the gross revenue of the Company) which are outstanding and held in escrow and will vest or be forfeited based on certain milestones related to the volume weighted average closing sale price of shares of Class A Common Stock during the five-year period beginning on the one-year anniversary of the Acquisition Merger and ending on the six-year anniversary of the Acquisition Merger. Sponsor holds voting rights with respect to the escrowed Earnout Shares but has entered into a Stockholder’s Agreement with the Company pursuant to which Sponsor agreed to vote or cause to be voted all such Earnout Shares held for Sponsor’s benefit in escrow for or against, to be not voted, or to abstain, in the same proportion as the shares held by the holders of the Company’s common stock as a whole are voted for or against, not voted, or abstained on any matter. FAST II Sponsor entered into an agreement with Universal Kat Holdings, LLC, effective as of September 30, 2024, pursuant to which Sponsor agreed to sell all of the Class A Common Stock it owns to Universal Kat, with such sale and purchase subject to conditions including the payment in full of the purchase price for the shares, to occur on or before May 15, 2025, and other closing conditions. As a result, Fast II Sponsor shall retain beneficial ownership over such shares until the closing of such transaction. FAST Sponsor II Manager LLC (“FAST Sponsor Manager”) is the manager of Sponsor and Garrett Schreiber is the sole member of FAST Sponsor Manager and has sole voting and investment discretion with respect to the securities held by Sponsor. The Sponsor’s business address is 109 Old Branchville Road, Ridgefield, CT 06877.

(3)      Represents the following securities held by Infinite Acquisitions Partners LLC (“Infinite Acquisitions”): (i) 225,000 shares of Class A Common Stock issued to Infinite Acquisitions upon conversion of the principal amount of $2.25 million outstanding under the Infinite Promissory Note, (ii) 4,309,880 shares of Class A Common Stock initially issued to Infinite Acquisitions as Falcon’s Opco Financing Units and Additional Falcon’s Opco Financing Unit Consideration, of which Infinite Acquisitions has converted 2,000,000 of such units into 2,000,000 shares of Class A Common Stock and has delivered 274,306 of such shares to Infinite Founder Series and sold 425,619 shares, (iii) 22,272,939 shares of Class A Common Stock issuable upon the redemption of 22,272,939 units of Falcon’s Beyond Global, LLC (“Falcon’s Opco”) and the simultaneous cancelation of an equal number of shares of Class B Common Stock of the Company, which units were initially issued to Infinite Acquisitions prior to the business combination, (iv) 75,000 shares of Class A Common Stock initially issued as Earnout Shares pursuant to the Earnout Escrow Agreement, which shares were earned and released to Infinite Acquisitions from escrow following the filing of the 2023 Form 10-K pursuant to the terms of the Earnout Escrow Agreement, (v) 5,026,608 shares of Class A Common Stock issuable upon the redemption of 5,026,608 units of Falcon’s Opco and the simultaneous cancelation of an equal number of shares of Class B Common Stock of the Company, initially issued as Earnout Units and Earnout Shares pursuant to the Earnout Escrow Agreement, which units and shares were earned and released to Infinite Acquisitions from escrow following the filing of the 2023 Form 10-K pursuant to the terms of the Earnout Escrow Agreement, and (vi)(x) 400,000 Earnout Shares in the form of Class A Common Stock (after reflecting (I) 75,000 shares earned and 125,000 shares forfeited following the filing of the 2023 Form 10-K pursuant to the terms of the Earnout Escrow Agreement and (II) 175,000 shares forfeited by Infinite Acquisitions on September 30, 2024 which were originally held in escrow and would have been earned or forfeited based on certain milestones related to the EBITDA and the gross revenue of the Company (the “Infinite Acquisitions Earnout Forfeiture”)) and (y) 13,000,000 Earnout Shares in the form of Earnout Units and an equal number of shares of Class B Common Stock (after reflecting (I) 5,026,608 shares and units earned and 6,350,000 shares and units forfeited following the filing of the 2023 Form 10-K pursuant to the terms of the Earnout Escrow Agreement and (II) 8,890,000 shares and units forfeited pursuant to the Infinite Acquisitions Earnout Forfeiture) which are outstanding and held in escrow and will vest or be forfeited based on certain milestones related to the volume weighted average closing sale price of shares of Class A Common Stock during the five-year period beginning on the one-year anniversary of the Acquisition Merger and ending on the six-year anniversary of the Acquisition Merger. Infinite Acquisitions holds voting rights with respect to the escrowed Earnout Shares but has entered into a Stockholder’s Agreement with the Company pursuant to which Infinite Acquisitions agreed to vote or cause to be voted all such Earnout Shares held for Infinite Acquisitions’ benefit in escrow for or against, to be not voted, or to abstain, in the same proportion as the shares held by the holders of the Company’s common stock as a whole are voted for or against, not voted, or abstained on any matter. Includes up to 35,154,276 shares of Class A Common Stock which Infinite Acquisitions is obligated to deliver to Infinite Founder Series pursuant to the terms of a redemption agreement between Infinite Acquisitions and Infinite Founder Series. Beginning on or about February 14, 2024 and continuing on or before each February 14 on an annual basis for eight years thereafter, Infinite Acquisitions is obligated to transfer to Infinite Founder Series up to an aggregate of up to 35,154,276 shares of Class A Common Stock, consisting of up to 13,441,004 shares of Class A Common Stock which may be received by Infinite Acquisitions upon redemption of an equal number of units of Falcon’s Opco and up to an additional 22,466,547 shares of Class A Common Stock which may be received by Infinite Acquisitions upon redemption of an equal number of units of Falcon’s Opco if the criteria for release under the Earnout Escrow Agreement is met. The number of shares of Class A Common Stock to be delivered at each payment date is to be reduced by up to 20% of the amount deliverable, subject to an implied minimum share price of $10 per share. Erudite Cria, Inc. (“Infinite Manager”) is the manager of Infinite Acquisitions and has voting and investment discretion with the respect to the securities held by Infinite Acquisitions. Investment and voting decisions at Infinite Manager with respect to the securities held by Infinite Acquisitions are made by the board of directors of Infinite Manager. The directors of Infinite Manager are: Todd Walters, Lucas Demerau, Nathan Markey, and Cory Demerau. Each director has one vote on all matters presented to the board of Infinite Manager, except that the chairman of the board of directors, Lucas Demerau, has two votes on all matters presented to the board of Infinite Manager. Lucas Demerau, Nathan Markey, and Cory Demerau are the adult children of Scott Demerau and Julia Demerau. Their voting and investment decisions are not directly or indirectly influenced by Scott Demerau or Julia Demerau and there are no voting agreements among any of them with respect to the Company’s Common Stock. Therefore, no individual director of Infinite Manager is the beneficial owner, for purposes of Rule 13d-3 of the Exchange Act, of the securities held by Infinite Acquisitions. The address of Infinite Acquisitions is 2430 Pump Road #356, Henrico, Virginia 23233.

(4)      Represents the following securities held by Katmandu Ventures, LLC (“Katmandu Ventures”): (i) 1,745,906 shares of Class A Common Stock received from a third party in exchange for the assignment of indebtedness, of which 1,230,000 shares are subject to transfer restrictions until October 6, 2025, (ii) 12,245,469 shares of Class A Common Stock issuable upon the redemption of 12,245,469 units of Falcon’s Opco, issued to Katmandu Ventures prior to the business combination, and the simultaneous cancellation of an equal number of shares of Class B Common Stock of the Company, (iii) 1,142,946 shares of Class A Common Stock issuable upon the redemption of 1,142,946 units of Falcon’s Opco and the simultaneous cancelation of an equal number of shares of Class B Common Stock of the Company, initially issued as Earnout Units and Earnout Shares pursuant to the Earnout Escrow Agreement, which shares and units were earned and released to Katmandu Ventures from escrow following the filing of the 2023 Form 10-K, and (iii) 13,000,000 shares of Class A Common Stock issuable upon the redemption of 13,000,000 units of Falcon’s Opco and the simultaneous cancelation of an equal number of shares of Class B Common Stock of the Company, issued as Earnout Units and Earnout Shares pursuant to the Earnout Escrow Agreement (after reflecting (x) 1,142,946 shares and units earned and 2,918,750 shares and units forfeited following the filing of the 2023 Form 10-K pursuant to the terms of the Earnout Escrow Agreement and (y) 4,086,250 shares and units forfeited by Katmandu Ventures on September 30, 2024, which were originally held in escrow and would have been earned or forfeited based on certain milestones related to the EBITDA and the gross revenue of the Company) which are outstanding and held in escrow and will vest or be forfeited based on certain milestones related to the volume weighted average closing sale price of shares of Class A Common Stock during the five-year period beginning on the one-year anniversary of the Acquisition Merger and ending on the six-year anniversary of the Acquisition Merger. Katmandu Ventures holds voting rights with respect to the escrowed Earnout Shares but has entered into a Stockholder’s Agreement with the Company pursuant to which Katmandu Ventures agreed to vote or cause to be voted all such Earnout Shares held for Katmandu Ventures’ benefit in escrow for or against, to be not voted, or to abstain, in the same proportion as the shares held by the holders of the Company’s common stock as a whole are voted for or against, not voted, or abstained on any matter. Jill K. Markey is the manager of Katmandu Ventures and has sole voting and investment discretion with respect to the securities held by Katmandu Ventures. Ms. Markey is the adult stepdaughter of the Company’s Executive Chairman, Scott Demerau. Her voting and investment decisions are not directly or indirectly influenced by Scott Demerau or Julia Demerau and there are no voting agreements among them with respect to the Company’s Common Stock. The address of Katmandu Ventures is 3420 Pump Road #140, Henrico, Virginia 23233.

(5)      Represents the following securities held by CilMar Ventures, LLC Series A (“CilMar”): (i) 12,245,469 shares of Class A Common Stock issuable upon the redemption of 12,245,469 units of Falcon’s Opco, issued to CilMar prior to the business combination, and the simultaneous cancellation of an equal number of shares of Class B Common Stock of the Company, (ii) 1,142,946 shares of Class A Common Stock issuable upon the redemption of 1,142,946 units of Falcon’s Opco and the simultaneous cancelation of an equal number of shares of Class B Common Stock of the Company, initially issued as Earnout Units and Earnout Shares pursuant to the Earnout Escrow Agreement, which shares and units were earned and released to CilMar from escrow following the filing of the 2023 Form 10-K, and (iii) 13,000,000 shares of Class A Common Stock issuable upon the redemption of 13,000,000 units of Falcon’s Opco and the simultaneous cancelation of an equal number of shares of Class B Common Stock of the Company, issued as Earnout Units and Earnout Shares pursuant to the Earnout Escrow Agreement (after reflecting (x) 1,142,946 shares and units earned and 2,918,750 shares and units forfeited following the filing of the 2023 Form 10-K pursuant to the terms of the Earnout Escrow Agreement and (y) 4,086,250 shares and units forfeited forfeited by Cilmar on September 30, 2024, which were originally held in escrow and would have been earned or forfeited based on certain milestones related to the EBITDA and the gross revenue of the Company) which are outstanding and held in escrow and will vest or be forfeited based on certain milestones related to the volume weighted average closing sale price of shares of Class A Common Stock during the five-year period beginning on the one-year anniversary of the Acquisition Merger and ending on the six-year anniversary of the Acquisition Merger. CilMar holds voting rights with respect to the escrowed Earnout Shares but has entered into a Stockholder’s Agreement with the Company pursuant to which CilMar agreed to vote or cause to be voted all such Earnout Shares held for CilMar’s benefit in escrow for or against, to be not voted, or to abstain, in the same proportion as the shares held by the holders of the Company’s common stock as a whole are voted for or against, not voted, or abstained on any matter. Kaiao Kollective, LLC (“Kaiao Kollective”) is the manager of CilMar. Cecil De Los Reyes Magpuri and Marty Mathers Magpuri are the managers of Kaiao Kollective.

Mr. and Mrs. Magpuri are married. Consequently, for purposes of SEC rules, Mr. and Mrs. Magpuri may be deemed to have controlling voting and dispositive power over the shares held directly by CilMar. The address of CilMar, Kaiao Kollective, and Mr. and Mrs. Magpuri is 11515 Waterstone Loop Drive, Windermere, FL 34786.

(6)      Based on a Schedule 13D filed with the SEC on February 13, 2024 by Tillman’s Corner Trust (“TC Trust”) and Ms. Christine E. Zellar-Church. Ms. Church is the trustee of TC Trust and exercises voting and dispositive power over such shares. The address of TC Trust and Ms. Church is 3420 Pump Rd #348, Henrico, Virginia 23233.

(7)      Represents the following securities beneficially owned by Judith E. Demerau: (i) 131,718 shares of Class A Common Stock held by Ms. Demerau directly and (ii) 2,023,728 shares held by Brass Ring Trust (“Brass Ring”). Ms. Demerau is the trustee of Brass Ring and exercises voting and dispositive power over such shares. Based on a Schedule 13D filed with the SEC on February 13, 2024 by Brass Ring and Ms. Demerau. The address of Brass Ring and Ms. Demerau is 3420 Pump Rd #348, Henrico, Virginia 23233.

(8)      Includes 947 shares of Class A Common Stock underlying RSUs that were granted on December 21, 2023, pursuant to the 2023 Equity Incentive Plan, because such shares will vest within 60 days of the Record Date subject to continued employment or service through the first anniversary of the grant date. Does not include up to 5,367 shares of Class A Common Stock underlying RSUs that were granted on December 21, 2023, pursuant to the 2023 Equity Incentive Plan, because such shares will not vest within 60 days of the Record Date. The RSUs will vest, subject to continued employment or service through the applicable vesting date: (1) 15% of the RSUs shall vest on the first anniversary of the grant date; (2) 17.5% of the RSUs shall vest on the second anniversary of the grant date; (3) 20% of the RSUs shall vest on the third anniversary of the grant date; (4) 22.5% of the RSUs shall vest on the fourth anniversary of the grant date; and (5) 25% of the RSUs shall vest on the fifth anniversary of the grant date.

(9)      Includes 11,357 shares of Class A Common Stock underlying RSUs that were granted on December 21, 2023, pursuant to the 2023 Equity Incentive Plan, because such shares will vest within 60 days of the Record Date subject to continued employment or service through the first anniversary of the grant date. Does not include up to 64,364 shares of Class A Common Stock underlying RSUs that were granted on December 21, 2023, pursuant to the 2023 Equity Incentive Plan, because such shares will not vest within 60 days of the Record Date. The RSUs will vest, subject to continued employment or service through the applicable vesting date: (1) 15% of the RSUs shall vest on the first anniversary of the grant date; (2) 17.5% of the RSUs shall vest on the second anniversary of the grant date; (3) 20% of the RSUs shall vest on the third anniversary of the grant date; (4) 22.5% of the RSUs shall vest on the fourth anniversary of the grant date; and (5) 25% of the RSUs shall vest on the fifth anniversary of the grant date.

(10)    Includes 2,250 shares of Class A Common Stock underlying RSUs that were granted on December 21, 2023, pursuant to the 2023 Equity Incentive Plan, because such shares will vest within 60 days of the Record Date subject to continued employment or service through the first anniversary of the grant date. Does not include (i) up to 12,750 shares of Class A Common Stock underlying RSUs that were granted on December 21, 2023, pursuant to the 2023 Equity Incentive Plan or (ii) up to 35,000 shares of Class A Common Stock underlying RSUs that were granted on May 21, 2024, in each case because such shares will not vest within 60 days of the Record Date. The RSUs will vest, subject to continued employment or service through the applicable vesting date: (1) 15% of the RSUs shall vest on the first anniversary of the grant date; (2) 17.5% of the RSUs shall vest on the second anniversary of the grant date; (3) 20% of the RSUs shall vest on the third anniversary of the grant date; (4) 22.5% of the RSUs shall vest on the fourth anniversary of the grant date; and (5) 25% of the RSUs shall vest on the fifth anniversary of the grant date.

(11)    Includes 13,260 shares of Class A Common Stock underlying RSUs that were granted on December 21, 2023, pursuant to the 2023 Equity Incentive Plan, because such shares will vest within 60 days of the Record Date subject to continued employment or service through the first anniversary of the grant date. Does not include up to 75,140 shares of Class A Common Stock underlying RSUs that were granted on December 21, 2023, pursuant to the 2023 Equity Incentive Plan, because such shares will not vest within 60 days of the Record Date. The RSUs will vest, subject to continued employment or service through the applicable vesting date: (1) 15% of the RSUs shall vest on the first anniversary of the grant date; (2) 17.5% of the RSUs shall vest on the second anniversary of the grant date; (3) 20% of the RSUs shall vest on the third anniversary of the grant date; (4) 22.5% of the RSUs shall vest on the fourth anniversary of the grant date; and (5) 25% of the RSUs shall vest on the fifth anniversary of the grant date.

(12)    Includes 13,260 shares of Class A Common Stock underlying RSUs that were granted on December 21, 2023, pursuant to the 2023 Equity Incentive Plan, because such shares will vest within 60 days of the Record Date subject to continued employment or service through the first anniversary of the grant date. Does not include up to 75,140 shares of Class A Common Stock underlying RSUs that were granted on December 21, 2023, pursuant to the 2023 Equity Incentive Plan, because such shares will not vest within 60 days of the Record Date. The RSUs will vest, subject to continued employment or service through the applicable vesting date: (1) 15% of the RSUs shall vest on the first anniversary of the grant date; (2) 17.5% of the RSUs shall vest on the second anniversary of the grant date; (3) 20% of the RSUs shall vest on the third anniversary of the grant date; (4) 22.5% of the RSUs shall vest on the fourth anniversary of the grant date; and (5) 25% of the RSUs shall vest on the fifth anniversary of the grant date.

INTEREST OF OFFICERS AND DIRECTORS IN THE EXCHANGE

No officer or director of the Company has any substantial interest in the Exchange, other than in their roles as an officer, director, or Warrant holder of the Company.

PROPOSALS BY SECURITY HOLDERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the majority Warrant holders. No security holder has requested the Company to include any proposal in this Information Statement. The Company is not holding a meeting of its Warrant holders in connection with the Amendment.

NO APPRAISAL RIGHTS FOR THE AMENDMENT

Under Delaware law, Warrant holders are not entitled to appraisal rights with respect to the actions contemplated herein and the Company will not independently provide Warrant holders with any such rights.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

This disclosure is limited to the U.S. federal tax issues addressed herein. Additional issues may exist that are not addressed in this disclosure and that could affect the U.S. federal tax considerations to Warrant holders of the Amendment, the ownership and disposition of the Warrants following the Amendment, the Exchange and/or the ownership and disposition of the Class A Common Stock received in connection with the Exchange. Warrant holders should seek their own advice based on their particular circumstances from their own tax advisors.

The following summary describes the material U.S. federal income tax considerations applicable to U.S. Holders and Non-U.S. Holders (each as defined below, and collectively, “Holders”) of the Amendment, the ownership and disposition of the Warrants following the Amendment (such amended Warrants, the “Amended Warrants”), the Exchange and the ownership and disposition of the Class A Common Stock received in the Exchange. This discussion applies only to Holders that receive Amended Warrants pursuant to the Amendment and Class A Common Stock pursuant to the Exchange and that hold and will hold the Warrants, and upon the Exchange, the Class A Common Stock received in connection therewith, as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to Warrant holders in light of their particular circumstances or to holders subject to special rules under U.S. federal income tax laws, such as:

•        Infinite Acquisitions;

•        Sponsor;

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        tax-qualified retirement plans;

•        insurance companies;

•        regulated investment companies;

•        real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        except as specifically provided below, persons that actually or constructively own 5 percent or more (by vote or value) of the Company’s stock (including instruments treated as stock for U.S. federal income tax purposes);

•        persons that acquire the Warrants pursuant to an exercise of employee share options, in connection with employee share incentive plans, or otherwise as compensation;

•        persons that hold the Warrants or the Class A Common Stock, as applicable, as part of a straddle, constructive sale, hedge, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined herein) whose functional currency is not the U.S. dollar;

•        controlled foreign corporations and passive foreign investment companies; and

•        accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

The Company has not sought, and does not intend to seek, any rulings from the U.S. Internal Revenue Service (the “IRS”) regarding the tax consequences described below. There can be no assurance that the IRS will not take positions concerning the tax consequences of the transactions discussed herein that are inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

As used herein, the term “U.S. Holder” means a beneficial owner of Warrants, and upon the Exchange, Class A Common Stock that is, for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof (including the District of Columbia), (iii) an estate whose income is subject to U.S. federal income tax regardless of its source or (iv) a trust if (A) a U.S. court can exercise primary supervision over the trust’s administration and one or more United States persons (within the meaning of the Code) are authorized to control all substantial decisions of the trust or (B) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

As used herein, the term “Non-U.S. Holder” means a beneficial owner of Warrants, and upon the Exchange, Class A Common Stock that is, for U.S. federal income tax purposes: (i) a non-resident alien individual (other than certain former citizens and residents of the United States subject to U.S. tax as expatriates), (ii) a foreign corporation or (iii) an estate or trust that is not a U.S. Holder, but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition of Warrants or Class A Common Stock, as applicable. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences to you of the Amendment and the Exchange, as well as the sale or other disposition of the Amended Warrants and/or Class A Common Stock.

If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Warrants or Class A Common Stock, as applicable, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Warrants or Class A Common Stock, as applicable, and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the Amendment, the Exchange, as well as the ownership and disposition of the Amended Warrants and/or Class A Common Stock.

Characterization of the Amended Warrants

No authority directly addresses the treatment of an Amended Warrant or any instrument similar to an Amended Warrant for U.S. federal income tax purposes, and therefore, that treatment is not entirely clear. The Issuer intends to treat the Amended Warrants as equity of the Company for U.S. federal income tax purposes. The Issuer’s characterization will be binding on all Holders of the Amended Warrants. It is possible, however, that the IRS could assert, and a court could ultimately hold, that the Amended Warrants is treated as another type of instrument for U.S. federal income tax purposes. In such case, the U.S. federal income tax consequences to a Holder of the Amended Warrants may be materially different than those described herein. For example, in such case, a Holder may be required to recognize gain or loss on the Amendment. Holders are urged to consult their own tax advisors regarding the tax consequences to them if the Amended Warrants were treated as something other than equity of the Company for U.S. federal income tax purposes. The remainder of this discussion assumes that the Amended Warrants will be treated as equity of the Company for U.S. federal income tax purposes.

U.S. Holders

Tax Consequences of the Amendment

The Company intends to treat the Amendment as a deemed exchange of the Warrants for the Amended Warrants that qualifies as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code. Assuming the Amendment so qualifies: (i) a U.S. Holder generally should not recognize any gain or loss on the Amendment, (ii) the U.S. Holder’s aggregate tax basis in the Amended Warrant deemed received should equal its aggregate tax basis in the Warrants deemed exchanged therefor and (iii) a U.S. Holder’s holding period for the Amended Warrants deemed received should include its holding period for the Warrants deemed exchanged therefor. Special tax basis and holding period rules apply to U.S. Holders that acquired different blocks of Warrants at different prices or at different times. U.S. Holders should consult their tax advisors as to the applicability of these special rules to their particular circumstances. Because there is a lack of direct legal authority regarding the U.S. federal income tax consequences of the deemed exchange of Warrants for Amended Warrants, there can be no assurance in this regard, and alternative characterizations by the IRS or a court are possible, including ones that would require U.S. Holders to recognize taxable income as a result of the Amendment. If the Company’s treatment of the deemed exchange of Warrants for Amended Warrants pursuant to the Amendment were successfully challenged by the IRS and such deemed exchange were not treated as a recapitalization for U.S. federal income tax purposes, exchanging U.S. Holders may be subject to taxation in a manner analogous to the rules applicable to dispositions of the Amended Warrants described below under “— Tax Consequences of the Ownership and Disposition of Amended Warrants — Sale, Taxable Exchange or Other Taxable Disposition of the Amended Warrants.” In such case, the U.S. Holders’ basis in the Amended Warrants would be equal to the fair market value of such Amended Warrants on the date of the Amendment, and such U.S. Holders’ holding period in their Amended Warrants would begin on the date following the date of the Amendment. The remainder of this discussion assumes that the Amendment will qualify as a recapitalization for U.S. federal income tax purposes.

Although the Company believes the Amendment and the deemed exchange of the Warrants for the Amended Warrants in connection therewith is a value-for-value transaction, because of the uncertainty inherent in any valuation, there can be no assurance that the IRS or a court would agree. If the IRS or a court were to view the Amendment as a deemed issuance of Amended Warrants to a U.S. Holder having a value in excess of the Warrants exchanged therefor, such excess value could be viewed as a constructive dividend or a fee received in consideration for consenting to the Amendment (which fee may be taxable to the U.S. Holder).

If a Holder is deemed to exchange Warrants for Amended Warrants and such Holder holds five percent or more (by vote or value) of the Company’s stock prior to the Amendment, or if a Holders holds Warrants and other securities issued by the Company prior to the Amendment with a tax basis of $1 million or more, such Holder generally will be required to file with its U.S. federal income tax return for the year in which the Amendment occurs a statement setting forth certain information relating to the Amendment (including the fair market value, prior to the Amendment, of the Warrants deemed exchanged in the Amendment and such Holder’s tax basis, prior to the Amendment, in the Company’s stock or securities, as applicable), and to maintain permanent records containing such information.

Tax Consequences of the Ownership and Disposition of Amended Warrants

Possible Constructive Distributions

The terms of each Amended Warrant provide for an adjustment to the Exchange Ratio of the Amended Warrant in certain circumstances discussed in “Amendment to the Warrant Agreement.” An adjustment which has the effect of preventing dilution generally is not taxable. The U.S. Holders of the Amended Warrants would, however, be treated as receiving a constructive distribution from the Company if, for example, the adjustment increases the U.S. Holder’s proportionate interest in the Company’s assets or earnings and profits (e.g., through an increase in the number of shares of Class A Common Stock that would be received upon the Exchange) as a result of a distribution to the holders of shares of Class A Common Stock which is taxable to such holders as described below under “— Tax Consequences of the Ownership and Disposition of Class A Common Stock — Taxation of Distributions.” In addition, in certain circumstances, a failure to adjust the Exchange Ratio could also result in the U.S. Holders of the Amended Warrants being treated as receiving a constructive distribution from the Company. Such constructive distribution received by a U.S. Holder would be subject to U.S. federal income tax in the same manner as if the U.S. Holder of the Amended Warrants received a cash distribution from the Company equal to the fair market value of such increased interest. The rules governing constructive distributions as a result of certain adjustments with respect to an Amended Warrant are complex, and U.S. Holders are urged to consult their tax advisors on the tax consequences any such constructive distribution with respect to an Amended Warrant.

Sale, Taxable Exchange or Other Taxable Disposition of the Amended Warrants

A U.S. Holder generally will recognize capital gain or loss upon a sale, taxable exchange or other taxable disposition of the Amended Warrants. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Amended Warrants so disposed of exceeds one year. If the holding period requirements are not satisfied, any gain on a sale or taxable disposition of the Amended Warrants would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Amended Warrants so disposed of. See “— Tax Consequences of the Amendment” for a discussion regarding a U.S. Holder’s tax basis in the Amended Warrants received in the Amendment.

Exchange

The exchange by U.S. Holders of their Amended Warrants for shares of Class A Common Stock pursuant to the Exchange generally is expected to qualify as a tax-deferred exchange for U.S. federal income tax purposes, either as a “reorganization” within the meaning of Section 368(a)(1)(E) of the Code or an exchange under Section 1036 of the Code. Accordingly, (i) a U.S. Holder generally should not recognize any gain or loss on the Exchange, (ii) the U.S. Holder’s aggregate tax basis in the shares of Class A Common Stock received should equal its aggregate tax basis in the Amended Warrants exchanged therefor and (iii) a U.S. Holder’s holding period for the shares of Class A Common Stock received should include its holding period for the Amended Warrants exchanged therefor. U.S. Holders should consult their own tax advisors regarding the tax treatment and the tax consequences to them of the Exchange.

Tax Consequences of the Ownership and Disposition of Class A Common Stock

Taxation of Distributions

If the Company pays distributions in cash or other property (other than certain distributions of its stock or rights to acquire its stock) to U.S. Holders of Class A Common Stock, such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such income will be includible in the gross income of a U.S. Holder as ordinary income on the day actually or constructively received by such holder. Distributions in excess of current and accumulated earnings and profits of the Company will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described under “— Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock” below.

Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period and certain other requirements are satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period and other requirements are met, dividends the Company pays to a non-corporate U.S. Holder may constitute “qualified dividends” subject to tax at reduced rates accorded to long-term capital gains.

A dividend that exceeds certain thresholds in relation to a U.S. Holder’s tax basis in the Class A Common Stock could be characterized as an “extraordinary dividend” (as defined in Section 1059 of the Code). If a corporate U.S. Holder receives an extraordinary dividend, it will generally be required to reduce (but not below zero) its basis in the shares of Class A Common Stock in respect of which the extraordinary dividend is paid by the portion of such dividend that is not taxed because of the dividends received deduction. If the amount of the basis reduction exceeds the corporate U.S. Holder’s tax basis in its Class A Common Stock, the excess will be treated as taxable gain. If a non-corporate U.S. Holder receives an extraordinary dividend, it will be required to treat any loss on the sale of the shares of Class A Common Stock in respect of which such extraordinary dividend is paid as a long-term capital loss to the extent of the extraordinary dividends received that qualify for the reduced dividend tax rate described above.

U.S. Holders should consult their own tax advisor regarding the availability of the reduced dividend tax rate or the dividends received deduction in light of their particular circumstances.

Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock

A U.S. Holder generally will recognize capital gain or loss upon a sale or other taxable disposition of Class A Common Stock. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock so disposed of exceeds one year. If the holding period requirements are not satisfied, any gain on a sale or taxable disposition of the shares of Class A Common Stock would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Class A Common Stock so disposed of. See “— Tax Consequences of the Ownership and Disposition of Amended Warrants — Exchange” for a discussion regarding a U.S. Holder’s tax basis in the Class A Common Stock received in the Exchange.

Non-U.S. Holders

Tax Consequences of the Amendment

The characterization for U.S. federal income tax purposes of the Amendment and the deemed exchange of the Warrants for Amended Warrants in connection therewith to a Non-U.S. Holder generally will correspond to the U.S. federal income tax characterization of the Amendment and such deemed exchange to a U.S. Holder. See “U.S. Holders — Tax Consequences of the Amendment” above, including possible circumstances under which a holder may recognize income, gain or loss on the Amendment. The U.S. federal income tax consequences to a Non-U.S. Holder with respect to any such dividend income or gain generally will be as described under “— Tax Consequences of the Ownership and Disposition of Class A Common Stock — Taxation of Distributions,” “— Tax Consequences of the Ownership and Disposition of Class A Common Stock — Sale, Taxable Exchange, or Other Taxable Disposition of Class A Common Stock,” as applicable. Non-U.S. Holders are urged to consult their tax advisors regarding the tax consequences to them of the Amendment, including the tax consequences to them of any other income that might be required to be recognized in connection with the Amendment.

Tax Consequences of the Ownership and Disposition of Amended Warrants

Possible Constructive Distributions

The terms of each Amended Warrant provide for an adjustment to the Exchange Ratio of the Amended Warrant in certain circumstances discussed in “Amendment to the Warrant Agreement.” As described above under “U.S. Holders — Tax Consequences of the Ownership and Disposition of Amended Warrants — Possible Constructive Distributions,” certain adjustments with respect to the Exchange Ratio can give rise to a constructive distribution. Any constructive distribution received by a Non-U.S. Holder would be subject to U.S. federal income tax (including any applicable withholding) in the same manner as if such Non-U.S. Holder received a cash distribution from the Company equal to the fair market value of such increased interest. In addition, in certain circumstances, a failure to adjust the Exchange Ratio could also result in the Non-U.S. Holders of the Amended Warrants being treated as receiving a constructive distribution from the Company. If withholding applies to any constructive distribution received by a Non-U.S. Holder, it is possible that the tax would be withheld from any amount paid to or held on behalf of the Non-U.S. Holder by the applicable withholding agent, including cash distributions on other property or sale proceeds from Amended Warrants or other property subsequently paid or credited to such holder. The rules governing constructive distributions as a result of certain adjustments with respect to an Amended Warrant are complex, and Non-U.S. Holders are urged to consult their tax advisors on the tax consequences any such constructive distribution with respect to an Amended Warrant.

Sale, Taxable Exchange or Other Taxable Disposition of the Amended Warrants

The U.S. federal income tax consequences to a Non-U.S. Holder with respect to a sale, taxable exchange or other taxable disposition of the Amended Warrants will be similar to a sale, taxable exchange or other taxable disposition of Class A Common Stock as described under “— Tax Consequences of the Ownership and Disposition of Class A Common Stock — Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock,” provided that the publicly traded exception with respect to the U.S. real property holding corporation rules described below generally will be tested with respect to the Amended Warrants. Special rules may apply in the case of a disposition of Amended Warrants if the Class A Common Stock is considered to be regularly traded but the Amended Warrants are not considered to be regularly traded.

Exchange

The characterization for U.S. federal income tax purposes of the exchange of Amended Warrants for Class A Common Stock pursuant to the Exchange to a Non-U.S. Holder generally will correspond to the U.S. federal income tax characterization of such exchange to a U.S. Holder. See “U.S. Holders — Tax Consequences of the Ownership and Disposition of Amended Warrants — Exchange” above. Accordingly, assuming a Non-U.S. Holder is not engaged in the conduct of a trade or business within the United States and assuming the Company is not a “U.S. real property holding corporation” (as further described below), the Non-U.S. Holder should not be subject to any U.S. federal income tax or be required to make any U.S. federal income tax filings solely on account of the exchange of Amended Warrants for Class A Common Stock pursuant to the Exchange. Non-U.S. Holders are urged to consult their tax advisors regarding the tax consequences to them of the Exchange.

Tax Consequences of the Ownership and Disposition of Class A Common Stock

Taxation of Distributions

In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Class A Common Stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment), the Company or the applicable withholding agent will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described under “Non-U.S. Holders — Tax Consequences of the Ownership and Disposition of Class A Common Stock — Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock” below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment). Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate as applicable).

A Non-U.S. Holder of Class A Common Stock eligible for a reduced rate of withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for a refund with the IRS.

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock

A Non-U.S. Holder generally will not be subject to U.S. federal income tax in respect of gain recognized on a sale, exchange or other disposition of the Class A Common Stock unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by such non-U.S. Holder); or

•        the Company is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Class A Common Stock, and, in the case where shares of the Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Class A Common Stock. There can be no assurance that the Class A Common Stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate as applicable).

If the Company is considered a U.S. real property holding corporation and either the Non-U.S. Holder owns more than 5% of the Class A Common Stock or the Class A Common Stock is not considered regularly traded on an established securities market, gain recognized by such Non-U.S Holder on the sale, exchange or other disposition of the Class A Common Stock (as described in the second bullet point above) will be subject to U.S. federal income tax at generally applicable U.S. federal income tax rates. In addition, a buyer of such shares of Class A Common Stock from a Non-U.S. Holder may be required to withhold U.S. income tax at a rate of 15% of the amount realized upon such disposition. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. The Company does not expect it to be classified as a “U.S. real property holding corporation” currently or in the foreseeable future. However, such determination is factual and in nature and subject to change and no assurance can be provided as to whether the Company will be a U.S. real property holding corporation with respect to a Non-U.S. Holder at any future time.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of 30% on payments of U.S. source dividends on securities (including Amended Warrants and Class A Common Stock) that are held by or through “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Accordingly, the entity through which the Amended Warrants and/or Class A Common Stock are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of the Amended Warrants or Class A Common Stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the applicable withholding agent that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Prospective investors should consult their tax advisers regarding the effects of FATCA on their investment in the Amended Warrants and Class A Common Stock.

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to dividends paid on the Amended Warrants or Class A Common Stock to a U.S. Holder and to the proceeds of the sale or other disposition of the Amended Warrants or shares of Class A Common Stock, unless the U.S. Holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. Holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally should be allowed as a credit against a U.S. Holder’s U.S. federal income tax liability and may entitle such U.S. Holder to a refund, provided the required information is timely furnished to the IRS.

A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

ADDITIONAL INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

Information and statements contained in this Information Statement are qualified in all respects by reference to the copy of the relevant contract or other document incorporated by reference into this Information Statement. Copies of all documents which are incorporated by reference in this Information Statement (not including the exhibits to such information unless such exhibits are specifically incorporated by reference) will be mailed to Registered Holders of record with this Information Statement.

If you would like additional copies of this Information Statement or any of the Company’s other filings incorporated herein by reference, or if you have any questions, please contact the Company via telephone or in writing:

Falcon’s Beyond Global, Inc.

1768 Park Center Drive

Orlando, FL 32835

Attention: Bruce A. Brown

Chief Legal Officer & Corporate Secretary

Telephone: (407) 909-9350

EFFECTIVE DATE

The Information Statement constitutes notice of the Exchange in accordance with the terms of the Amendment and is being mailed on or about December 13, 2024 to the Warrant holders. The Amendment described herein will become effective on January 14, 2025, the next business day following the twentieth calendar day after the mailing of this Information Statement to the holders of the Warrants in accordance with Rule 14c-2 under the Exchange Act.

The Exchange will become effective on October 6, 2028.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement on Schedule 14C contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this document, words such as “will”, “expected” and similar expressions identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those expressed in or implied by the forward-looking statements, including (1) our ability to maintain the listing of our Warrants on Nasdaq or to list the shares of Class A Common Stock issuable upon the Exchange on Nasdaq; (2) the concentration of share ownership and the significant influence of the Demerau Family and Cecil D. Magpuri, (3) our continued compliance with Nasdaq continued listing standards, (4) risks related to our Up-C entity structure and the fact that we may be required to make substantial payments to certain unitholders under our Tax Receivable Agreement, and the risks disclosed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on April 29, 2024, and the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements herein speak only as of the date of this Information Statement, and the Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

INCORPORATION BY REFERENCE

The SEC allows the Company to incorporate by reference the information we file with it, which means that we can disclose important information to you by referring you to another document that we have filed separately with the SEC. You should read the information incorporated by reference because it is an important part of this Information Statement. We incorporate by reference into this Information Statement the information and documents listed below that we have filed with the SEC:

•        our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on April 29, 2024;

•        the information specifically incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2023 from our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 29, 2024; and

•        our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024 filed with the SEC on May 16, 2024, August 13, 2024, and November 14, 2024 respectively.

We are not, however, incorporating by reference any documents or portions thereof, whether specifically listed above or filed in the future, that are furnished to, but not deemed “filed” with, the SEC, including any information furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K (or corresponding information furnished under Item 9.01 or included as an exhibit to Form 8-K).

Copies of all documents which are incorporated by reference in this Information Statement (not including the exhibits to such information unless such exhibits are specifically incorporated by reference) will be mailed to Registered Holders of record with this Information Statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and services that it employs to deliver communications to its security holders are permitted to deliver to two or more security holders sharing the same address a single copy of each of the Company’s annual report to security holders and its proxy or information statement(s). Upon written or oral request, the Company will deliver a separate copy of its annual report to security holder(s) and/or proxy or information statement(s) to any security holder at a shared address to which a single copy of any such document(s) was delivered and who wishes to receive separate copies of such document(s) in the future. Security holders receiving multiple copies of such document(s) may likewise request that the Company deliver single copies of such document(s) in the future. Security holders may notify the Company of their requests by writing the Company at Falcon’s Beyond Global, Inc., 1768 Park Center Drive, Orlando, FL 32835, Attention: Bruce Brown, Chief Legal Officer & Corporate Secretary or by calling the Company at (407) 909-9350.

By Order of the Board of Directors
/s/ Scott Demerau
Scott Demerau
Executive Chairman of the Board of Directors
December 13, 2024

Annex A

AMENDMENT NO. 1 TO WARRANT AGREEMENT

AMENDMENT NO. 1 TO THE SECOND AMENDED AND
RESTATED WARRANT AGREEMENT

This Amendment (this “Amendment”) is made as of November 15, 2024 by and between Falcon’s Beyond Global, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York Corporation, as warrant agent (the “Warrant Agent”), and constitutes an amendment to that certain Second Amended and Restated Warrant Agreement, dated as of November 3, 2023 (the “Existing Warrant Agreement”, and as amended by this Amendment, the “Warrant Agreement”), between the Company and the Warrant Agent. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Existing Warrant Agreement.

WHEREAS, Section 9.8 of the Existing Warrant Agreement provides that the Company and the Warrant Agent may amend the Existing Warrant Agreement with the vote or written consent of the Registered Holders of 50% of the number of the then outstanding Public Warrants; and

WHEREAS, the Company desires to amend the Existing Warrant Agreement to, among other things, (i) provide that the Public Warrants may not be exercised commencing with the Effective Date (as defined below) and (ii) require the holders of the Public Warrants to exchange all of the outstanding Public Warrants for shares of Class A Common Stock on the Exchange Date (as defined below) at the exchange ratio of 0.25 shares of Class A Common Stock per Public Warrant, on the terms and subject to the conditions set forth herein; and

WHEREAS, the requisite number of Registered Holders of Public Warrants have consented to and approved this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the Existing Warrant Agreement as set forth herein.

1. Amendment of Existing Warrant Agreement. The Existing Warrant Agreement is hereby amended by adding a new “Section 6.6” immediately following “Section 6.5,” which shall read as follows:

“6.6 Mandatory Exchange of Public Warrants.

6.6.1 Mandatory Redemption of Public Warrants. Notwithstanding any other provision in the Warrant Agreement to the contrary, on October 6, 2028 (the “Exchange Date”), all of the Public Warrants then outstanding shall, automatically and without any action by the Registered Holders thereof, be exchanged and deemed transferred by such Registered Holder to the Company for shares of Class A Common Stock, at the exchange ratio of 0.25 shares of Class A Common Stock for each Warrant held by the holder thereof (the “Warrant Shares Consideration”) (subject to equitable adjustment by the Company in the event of any stock dividend, stock split, consolidation, combination, reverse stock split or reclassification of Class A Common Stock or other similar event, provided, however, for the avoidance of doubt, that the initial exchange ratio of 0.25 shares of Class A Common Stock per Public Warrant will not be adjusted to reflect the stock dividend declared by the Company on September 30, 2024). If any holder of Public Warrants would otherwise be entitled to receive fractional shares as Warrant Shares Consideration, the number of shares of Class A Common Stock to be received as Warrant Shares Consideration shall be rounded down to the nearest whole number.

6.6.2 Notice to Holders of Public Warrants. Notice of (i) the exchange and (ii) the amendments to the Warrant Agreement whereby on or after the Effective Date (a) the Public Warrants may not be exercised and (b) the Registered Holders shall cease to have any rights with respect to the Public Warrants other than the right to receive the Warrant Shares Consideration on the Exchange Date shall be included in the definitive information statement on Schedule 14C (the “Information Statement”) to be sent by the Company at least 20 business days prior to the Effective Date (as defined below) to the Registered Holders of the Public Warrants at their last addresses as they shall appear on the registration books. Any notice included in an Information Statement sent in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice. The Company will make a public announcement of the exchange following the mailing of such Information Statement.

Annex A-1

6.6.3 Exercise of Public Warrants; Other Rights of Holders of Public Warrants. The Public Warrants may be exercised at any time after notice shall have been given by the Company pursuant to Section 6.6.2 hereof and prior to the effective date of this Amendment, which effective date shall be the next business day following the twentieth business day after the mailing of the Information Statement to the Registered Holders (the “Effective Date”). On and after the Effective Date, the Public Warrants may not be exercised and the Registered Holder shall cease to have any rights with respect to the Public Warrants other than the right to receive the Warrant Shares Consideration on the Exchange Date. The Warrant Agreement shall be deemed terminated on the Exchange Date.”

2. Miscellaneous Provisions.

2.1 Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.2 Applicable Law. The validity, interpretation, and performance of this Amendment and of the Public Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Amendment shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Notwithstanding the foregoing, the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.

2.3 Counterparts. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

2.4 Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.5 Entire Agreement. The Existing Warrant Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Pages Follow]

Annex A-2

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed as of the date first above written.

FALCON’S BEYOND GLOBAL, INC.
By:	/s/ Cecil D. Magpuri
Name: Cecil D. Magpuri
Title: Chief Executive Officer
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent
By:	/s/ Steven Vacante
Name: Steven Vacante
Title: Vice President

[Signature Page to Warrant Agreement Amendment]

Annex A-3